UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 3, 2015

LAKELAND BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-17820	22-2953275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey	07438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 697-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On August 3, 2015, Lakeland Bancorp, Inc., a New Jersey corporation (“Lakeland Bancorp”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pascack Bancorp, Inc., a New Jersey corporation (“Pascack Bancorp”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Pascack Bancorp will merge with and into Lakeland Bancorp, with Lakeland Bancorp continuing as the surviving entity (the “Merger”). The Merger Agreement also provides that, immediately following the consummation of the Merger, Pascack Community Bank, a New Jersey-chartered commercial bank (“Pascack Bank”) and a wholly-owned subsidiary of Pascack Bancorp, will merge with and into Lakeland Bank, a New Jersey-chartered commercial bank (“Lakeland Bank”) and a wholly-owned subsidiary of Lakeland Bancorp, with Lakeland Bank continuing as the surviving bank (the “Bank Merger” and, collectively with the “Merger,” the “Mergers”). The Merger Agreement was approved by the Boards of Directors of each of Lakeland Bancorp and Pascack Bancorp.

Subject to the terms and conditions of the Merger Agreement, upon completion of the Merger (the “Effective Time”), shareholders of Pascack Bancorp will receive, at their election, for each outstanding share of Pascack Bancorp common stock that they own at the Effective Time or would own upon conversion of preferred stock immediately prior to such Effective Time, either 0.9576 shares of Lakeland Bancorp common stock (the ratio of such number to one, the “Exchange Ratio”) or $11.35 in cash, subject to proration as described in the Merger Agreement so that 90% of the aggregate merger consideration will be shares of Lakeland Bancorp common stock and 10% will be cash. Cash will be paid in lieu of fractional shares.

Also at the Effective Time (i) all shares of Pascack Bancorp stock owned by Pascack Bancorp as treasury stock and (ii) all shares of Pascack Bancorp stock owned directly or indirectly by Lakeland Bancorp or Pascack Bancorp or any of their respective subsidiaries (other than shares of Pascack Bancorp stock (x) held in trust accounts, managed accounts and the like or otherwise held in a fiduciary capacity for the benefit of third parties or (y) held by Lakeland Bancorp or Pascack Bancorp or any of their respective subsidiaries in respect of a debt previously contracted), shall be canceled and no consideration will be delivered in exchange therefor. Outstanding Pascack Bancorp stock options will be cashed out in the Merger. Each outstanding share of Lakeland common stock will remain outstanding and be unaffected by the Merger.

The Merger Agreement provides that upon consummation of the Merger, one (or, in Lakeland Bancorp’s discretion, two) of the current members of the Board of Directors of Pascack Bancorp as Lakeland Bancorp shall designate prior to the Effective Time will be appointed to the Lakeland Bancorp Board.

The Merger Agreement contains customary representations and warranties from both Lakeland Bancorp and Pascack Bancorp.

Pascack Bancorp has agreed to various customary covenants and agreements, including (i) to conduct its business in the ordinary and usual course consistent with past practices and prudent banking practice during the interim period between the execution of the Merger Agreement and the consummation of the Merger, (ii) not to engage in certain kinds of transactions or take certain actions during this period without the written consent of Lakeland Bancorp and (iii) to convene and hold a meeting of its shareholders for the purpose of voting upon the approval and adoption of the Merger Agreement and the Merger. Pascack Bancorp has also agreed not to, subject to certain exceptions generally related to its Board’s evaluation and exercise of its fiduciary duties, solicit or facilitate proposals with respect to, engage in any negotiations concerning, or provide any confidential information or engage in any discussions relating to, any alternative business combination transactions.

No approval is required from Lakeland Bancorp’s shareholders in connection with the Merger or the Bank Merger.

Pascack Bancorp’s directors, owning in the aggregate approximately 40% of Pascack Bancorp’s outstanding shares, have signed voting agreements (collectively, the “Voting Agreements”), pursuant to which they have agreed to vote their shares in favor of the Merger. Pursuant to the Voting Agreements, among other things, such persons have irrevocably agreed (i) to vote any Pascack Bancorp stock held by them (or to use reasonable best efforts to vote any Pascack Bancorp stock for which they have joint or shared voting power with their respective spouses) in favor of the Merger Agreement and the Merger at any meeting of the shareholders of Pascack Bancorp called for such purpose (or in connection with any written consent of Pascack Bancorp shareholders for such purpose), (ii) to abide by certain transfer restrictions with respect to their Pascack Bancorp stock, (iii) to not solicit, initiate, encourage or facilitate any alternative acquisition proposal, subject to certain limited exceptions and (iv) to not commence, join as a plaintiff, participate as a member of any purported or actual class, or otherwise assist, facilitate or encourage, any legal proceeding which seeks to prohibit or restrain, or which, if successful, would have the effect of preventing or restraining, or otherwise having an impact on the consideration to be received with respect to, the Merger or the Bank Merger.

Completion of the Merger is subject to various conditions, including, among others, (i) approval by Pascack Bancorp shareholders of the Merger Agreement and the transactions contemplated thereby, (ii) effectiveness of the registration statement on Form S-4 for the Lakeland Bancorp common stock issuable in the Merger, (iii) approval of the listing on the NASDAQ Global Select Market of the Lakeland Bancorp common stock issuable in the Merger, (iv) the receipt of all necessary approvals and consents of governmental entities required to consummate the transactions contemplated by the Merger Agreement (including without limitation approvals of the Federal Deposit Insurance Corporation, the New Jersey Department of Banking and Insurance and the Federal Reserve Board), (v) the absence of any order or proceeding which prohibits the Merger or the Bank Merger and (vi) the receipt by each of Lakeland Bancorp and Pascack Bancorp of an opinion to the effect that the Merger will be treated as a reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended. Each party’s obligation to consummate the Merger is also subject to certain customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects of its agreements, covenants and obligations and (iii) the delivery of certain certificates and other documents.

The Merger Agreement provides that the Merger Agreement may be terminated in certain instances, including (i) by mutual agreement of the parties, (ii) by either party if the approval of any governmental entity of the Merger Agreement transactions is denied through no failure of the terminating party to comply with the Merger Agreement, (iii) by either party if the Merger shall not have been consummated by the one-year anniversary of the execution of the Merger Agreement (the “Cut-Off Date”) or such later date as mutually agreed, unless the failure to close is due to the terminating party’s failure to perform or observe its covenants and agreements, (iv) by either party if the Pascack Bancorp shareholders fail to approve the Merger, (v) subject to certain exceptions, by either party not in material breach of the Merger Agreement if there shall have been a breach by the other party of its representations or warranties, which breach is not cured within 30 days following written notice, or which breach, by its nature, cannot be cured prior to the Cut-Off Date, (vi) by either party not in material breach if there shall have been a material breach of any of the covenants or agreements of the other party not cured within 30 days written notice, or which breach, by its nature, cannot be cured prior to the Cut-Off Date, (vii) by Pascack Bancorp if prior to the approval of its shareholders, Pascack Bancorp enters into an alternative acquisition agreement with respect to a Superior Proposal (as defined in the Merger Agreement) and pays to Lakeland Bancorp a termination fee of $1,745,000 (the “Termination Fee”) and Lakeland Bancorp’s out-of-pocket expenses in an amount up to $325,000 (the “Termination Expenses”), (viii) by Lakeland Bancorp if (1) prior to Pascack Bancorp shareholder approval, Pascack Bancorp refuses to recommend that its shareholders approve the Merger or adopts an alternative acquisition proposal, breaches its non-solicitation obligations with respect to alternative acquisition proposals in any material respect adverse to Lakeland Bancorp or recommends that Pascack Bancorp shareholders tender their shares (or fail to reject) a tender offer or exchange offer for 10% or more of the Pascack Bancorp common stock, or (2) any other event occurs that gives rise to the payment of a Termination Fee and Termination Expenses pursuant to the Merger Agreement, provided that upon a termination by Lakeland Bancorp pursuant to clause (viii), Pascack Bancorp is required to pay Lakeland Bancorp the Termination Fee and the Termination Expenses, or (ix) by Pascack Bancorp during the five day period following the date on which all bank regulatory approvals for the Merger and the Bank Merger have been received (the “Determination Date”), if (1) the average of the closing prices of a share of Lakeland Common Stock for the 20 trading days ending at the close of trading on the Determination Date (the “Parent Common Stock Average Price”) is less than $9.24 (the “Base Amount”) and (2) (a) the number obtained by dividing the Parent Common Stock Average Price by $11.8530 (the “Parent Initial Price”) (the quotient resulting from clause (2)(a) being referred to as the “Parent Ratio”) is less than (b) the number obtained by dividing the average of the closing prices of the Nasdaq Bank Index for the 20 consecutive trading days immediately preceding the Determination Date (the “Final Index Price”) by $2,887.25 (the “Initial Index Price”) and subtracting 0.20 from the quotient in clause (2)(b) (such number referred to as the “Index Ratio”); provided that upon receiving notice of Pascack Bancorp’s intended exercise of its termination right pursuant to clause (ix), Lakeland Bancorp shall have the right to increase the Exchange Ratio as described in the Merger Agreement to prevent such termination.

The foregoing descriptions of the Merger Agreement and the Voting Agreements do not purport to be complete and are subject to and are qualified in their entirety by reference to the full text of those respective documents, which are filed as Exhibits to this Current Report on Form 8-K and incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Lakeland Bancorp, Pascack Bancorp, their respective affiliates or their respective businesses. Rather, investors and the public should look to other disclosures contained in Lakeland Bancorp’s filings with the Securities and Exchange Commission (the “Commission”).

Item 7.01. Regulation FD Disclosure.

Lakeland Bancorp is furnishing as Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K updated presentation materials for various investor meetings which may be held prior to the consummation of the Merger. A printable version of the presentation also is available on Lakeland Bancorp’s website at http://www.lakelandbank.com. Lakeland Bancorp is not undertaking to update this presentation. The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall be not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The filing of this information under Item 7.01 of Form 8-K will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

Item 8.01. Other Events.

On August 4, 2015, Lakeland Bancorp and Pascack Bancorp disseminated a joint press release announcing entry into the Merger Agreement described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.2 and is incorporated into this Item 8.01 by reference.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed Merger, Lakeland Bancorp intends to file a registration statement that will include a proxy statement to be distributed to Pascack Bancorp’s shareholders as a prospectus, with the Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the registration statement (when available) and other documents filed by Lakeland Bancorp with the Commission at the Commission’s web site at www.sec.gov. These documents may be accessed and downloaded for free at Lakeland Bancorp’s website at

www.lakelandbank.com or by directing a request to Investor Relations, Lakeland Bancorp, Inc., 250 Oak Ridge Road, Oak Ridge, NJ 07438 (973-697-2000). Requests for the Proxy Statement/Prospectus may also be made to Investor Relations, Pascack Bancorp, Inc., 64 Crescent Avenue, Waldwick New Jersey 07463 (201-345-9348).

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of Lakeland Bancorp or Pascack Bancorp. However, Lakeland Bancorp, Pascack Bancorp and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Lakeland Bancorp’s and Pascack Bancorp’s shareholders in respect of the proposed transaction. Information regarding the directors and executive officers of Lakeland Bancorp may be found in its definitive proxy statement relating to its 2015 Annual Meeting of Shareholders, which was filed with the Commission on April 10, 2015, and can be obtained free of charge from Lakeland Bancorp’s website. Information regarding the directors and executive officers of Pascack Bancorp may be found in its definitive proxy statement relating to its 2015 Annual Meeting of Shareholders, and can be obtained free of charge from Pascack Bancorp’s website. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the Commission when they become available.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K (including Exhibits 99.1 and 99.2 hereto) contains forward-looking statements with respect to the proposed mergers and the timing of consummation of the mergers that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “anticipates”, “projects”, “intends”, “estimates”, “expects”, “believes”, “plans”, “may”, “will”, “should”, “could” and other similar expressions are intended to identify such forward looking statements. Statements concerning the transaction being accretive to Lakeland Bancorp’s earnings and dilutive to tangible book value with an estimated earn back in 3.5 years are also forward looking statements. These forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: failure to obtain shareholder or regulatory approval for the Merger of Pascack Bancorp into Lakeland Bancorp, and the Bank Merger of Pascack Bank into Lakeland Bank; failure to realize anticipated efficiencies and synergies if the Mergers are consummated; material adverse changes in Lakeland Bancorp’s or Pascack Bancorp’s operations or earnings; decline in the economy in Lakeland Bancorp’s and Pascack Bancorp’s primary market areas; as well as the risk factors set forth in the periodic reports filed by Lakeland Bancorp with the Commission. Neither Lakeland Bancorp nor Pascack Bancorp assumes any obligation for updating any such forward-looking statements at any time.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 2.1	Agreement and Plan of Merger, dated as of August 3, 2015, by and between Lakeland Bancorp, Inc. and Pascack Bancorp, Inc., with the Forms of Bank Merger Agreement and Voting Agreement attached as Exhibits.*

Exhibit 99.1	Lakeland Bancorp, Inc. investor presentation materials for various investor meetings.**

Exhibit 99.2	Joint Press Release of Lakeland Bancorp, Inc. and Pascack Bancorp, dated August 4, 2015.

*	The schedules to Exhibit 2.1 have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Lakeland Bancorp will furnish any schedules to the Commission upon request.
**	Exhibit 99.1 is furnished with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND BANCORP, INC.

By:	/s/ Timothy J. Matteson
Name:	Timothy J. Matteson
Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: August 4, 2015

Exhibit Index

Exhibit 2.1	Agreement and Plan of Merger, dated as of August 3, 2015, by and between Lakeland Bancorp, Inc. and Pascack Bancorp, Inc., with the Forms of Bank Merger Agreement and Voting Agreement attached as Exhibits.*

Exhibit 99.1	Lakeland Bancorp, Inc. investor presentation materials for various investor meetings.**

Exhibit 99.2	Joint Press Release of Lakeland Bancorp, Inc. and Pascack Bancorp, dated August 4, 2015.

*	The schedules to Exhibit 2.1 have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Lakeland Bancorp will furnish any schedules to the Commission upon request.
**	Exhibit 99.1 is furnished with this Current Report on Form 8-K.